UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 14, 2007

MMA MEDIA INC.
(Exact name of registrant as specified in its charter)

Delaware	333-104647	33-0843696
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

9440 S. Santa Monica Blvd., Suite 400
Beverly Hills, California		90210
(Address of Principal Executive Offices)		(Zip Code)

(310) 402-5901
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                                     Other Events.

On August 14, 2007, MMA Media Inc. (the “Registrant”) launched its website announcing the Registrant’s entry into a new line of business.  Prior to this announcement, the Registrant was a development stage company that provided business management and capital acquisition solutions.  The Registrant will seek to capitalize on the explosive growth of mixed martial arts by creating what is believed to be the first comprehensive media company dedicated solely to the sport.  The Registrant plans to distribute third party and proprietary mixed martial arts media content, goods and services through multiple media platforms such as the internet, television and print.  These media platforms are expected to be secured through acquisitions and strategic partnerships.  The Registrant anticipates generating revenue through advertising and direct marketing.

For more information about the Registrant’s business plan, please visit its website at www.MMAmedia.com.  Please note that the information included on the Registrant’s website is not included as a part of, or incorporated by reference into, this current report on Form 8-K.

Forward-Looking Statement Disclaimer

Statements in this current report on Form 8-K, other than statements of historical information, are forward looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements and information are based on beliefs of, and information currently available to, management of the Registrant, as well as estimates and assumptions made by management. Forward-looking statements can be identified by the use of forward-looking terminology such as “believes”, “expects”, “is expected”, “intends”, “may”, “will”, “should”, “anticipates”, “plans” or the negative thereof. Forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause actual results to vary materially from historical results or from any future results expressed or implied in such forward-looking statements. Such risks and uncertainties include, but are not limited to, failure of the Registrant to (i) execute its business plan and launch its products or services, (ii) achieve market demand and acceptance for its products and services, (iii) generate revenue or profit from its planned business, and (iv) obtain financing on terms acceptable to it to finance its business and growth strategy. The Registrant does not undertake to update, revise or correct any forward-looking statements. Investors are cautioned that current results are not necessarily indicative of future results, and actual results may differ from projected amounts. For more complete information concerning factors that could affect the Registrant’s performance and results, reference is made to the Registrant’s registration statements, reports and other documents filed with the Securities and Exchange Commission. Investors should carefully consider the preceding information before making an investment in the securities of the Registrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MMA Media Inc.

Date: August 14, 2007	By:	/s/ Michael Kurdziel
Michael Kurdziel
Chief Executive Officer